ACQUISITION	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
ACQUISITION
ACQUISITION
On October 2, 2017, Pembina acquired all the issued and outstanding shares of Veresen Inc. ("Veresen") by way of a plan of arrangement (the “Arrangement”) for total consideration of $6.4 billion comprised of $1.522 billion in cash and 99.466 million common shares valued at $4.356 billion and series 15, 17 and 19 preferred shares valued at $522 million. In accordance with the Arrangement, Veresen has been amalgamated with Pembina and the outstanding Veresen preferred shares have been exchanged for Pembina preferred shares with the same terms and conditions.
Veresen owns and operates energy infrastructure assets across North America. Veresen is engaged in two principal businesses; a pipeline transportation business comprised of interests in the Alliance Pipeline, the Ruby Pipeline and the Alberta Ethane Gathering System, and a midstream business which includes a partnership interest in Veresen Midstream Limited Partnership and an ownership interest in Aux Sable, which owns a natural gas liquids (NGL) processing and extraction facility and other natural gas and NGL processing energy infrastructure. Veresen is also developing a LNG marine terminal and a connector pipeline.
The acquisition has been accounted for as a business combination using the acquisition method where the acquired tangible and intangible assets and assumed liabilities are recorded at their estimated fair values at the date of acquisition. The purchase price equation, subject to finalization, is based on assessed fair values and is as follows:

($ millions)	October 2, 2017
Purchase Price Consideration
Common shares	4,356
Cash	1,522
Preferred shares	522
6,400

Current assets	303
Investments in equity accounted investees	6,115
Property, plant and equipment	612
Intangibles and other long term assets	175
Goodwill	1,774
Current liabilities	(192)
Long term debt	(993)
Deferred tax liabilities	(1,203)
Decommissioning provision	(10)
Other long term liabilities	(121)
Non-controlling interest	(60)
6,400

The determination of fair values and the purchase price equation are based upon an independent valuation. The primary drivers that generate goodwill are synergies and business opportunities from the integration of Pembina and Veresen. Upon closing of the Acquisition, Pembina repaid Veresen's revolving credit facility of $152 million. The recognition of goodwill is not expected to be deductible for tax purposes. The Company has recognized $25 million in acquisition-related expenses. All acquisition-related expenses have been expensed as incurred and are included in other expenses in the Statement of Earnings and Comprehensive Income.
Revenue generated by the Veresen business for the period from the Acquisition date of October 2, 2017 to December 31, 2017 was $15 million. Net earnings for the same period were $111 million. If the acquisition had occurred on January 1, 2017, management estimates that consolidated revenue would have increased an additional $44 million and consolidated gross profit for the year would have increased an additional $247 million. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2017.
The accounting for the acquisition will be further revised as the Company finalizes interpretations of contracts, long term liabilities and commitments outstanding on the date of acquisition.